Butler National Corporation Annual Shareholder Meeting October 1, 2025

10/03/2023 2 OfficersDirectors Personnel Jeffrey D. Yowell Executive Chairman Joseph P. Daly Lead Independent Director Chair – Nomination & Governance Michael A. Loh Chair – Compensation Julie M. Bowen Chair – Audit Christopher J. Reedy Christopher J. Reedy President, Secretary & CEO Adam Sefchick Chief Financial Officer 10/ 1/2025

Agenda 1. Formal Business Meeting 2. Presentation 1. Our Business 2. FY 2025 Performance 3. Subsidiaries - Opportunities/Risks 4. FY 2026 Key Strategies 5. Shareholder Questions/Concerns 3. Meet and Greet 10/01/2025 Welcome to the 2025 Butler National Corporation Annual Shareholder Meeting

4 Butler National Corporation Cautionary Statement The statements in this presentation may constitute “forward- looking statements” within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Forward- looking statements can often be identified by the use of forward-looking terminology, such as “could”, “should”, “will”, “intended”, “continue”, “believe”, “may”, “expect”, “hope”, “anticipate”, “goal”, “forecast”, “plan”, “guidance”, or “estimate” or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements. In evaluating such statements, a number of risks, uncertainties, and other factors could cause actual results, performance, financial condition, cash flows, prospects, and opportunities to differ materially from those expressed in, or implied by, the forward-looking statements. These risks, uncertainties, and other factors include those set forth in Item 1A (Risk Factors) of the Butler National Corporation Annual Report on SEC Form 10-K for the fiscal year ended April 30, 2025. 10/01/2025

5 Bu tle r N at io na l Co rp or at io n Aerospace Products Segment Avcon Industries Butler Avionics, Inc. Butler National – Tempe Professional Services Segment BNSC/BHCMC (Gaming Manager) Kansas Int’l DDC (Development) 10/01/2025

The Butler Business 6 – Aircraft Modifications – Special Mission Electronics – Avionics Highly Regulated Highly Specialized Engineering Intensive Fabrication Capabilities (Quick Turnaround) – Gaming Management Services Highly Regulated Capital Intensive Extensive Competition Difficult to Expand Markets Market Limited - Geographic Aerospace Segment Professional Services 10/01/2025

Facilities Butler National Corporate Headquarters 7 The Butler National corporate headquarters is located at the New Century Airport within our 50,000 square-foot leased facilities at 1 Aero Plaza, New Century, Kansas. 10/01/2025

8 Avcon Industries headquarters is located at 714 North Oliver Road, Newton, Kansas on a campus that includes 76,000 square foot leased facility of hangar and office space at the Newton City-County Airport in Newton, Kansas. Avcon is also co-located at New Century, Kansas along with Butler Avionics. Facilities Avcon – Newton, Kansas 10/01/2025

• June 16, 2025, Hangar Damage – Third-Party King Air Roof Landing • No employees injured • Immediate Remedial Action • Temporary Occupancy in 4 Days • Repairs Completed in August • Damage to Company King Air 910/01/2025 Facilities Avcon – New Century

10 Butler National Corporation has an office and manufacturing operations at 4654 South Ash Ave., Tempe, AZ in a 16,110 square foot owned facility. Butler National – Tempe, Arizona KC Machine – Excelsior Springs, MO KC Machine conducts manufacturing operations at 505 S. McCleary, Excelsior Springs, MO in a 17,000 square foot owned facility. 10/01/2025 Facilities

Fiscal 2025 Performance See SEC Form 10-K for FY Ended April 30, 2025 FY2025 Earnings Per Share: $0.18 Comparative information for fiscal years ending April 30th: 11 Dollars in Thousands 2025 2024 Total Revenue $ 83,968 $ 78,376 Net Income 12,551 12,512 Assets 123,298 113,975 Stockholder’s Equity 65,114 54,441 Backlog on April 30th 33,600 30,265 Backlog on August 30, 2025 Outstanding Shares $52,892,000 9/15/2025 64,450, 257 10/01/2025

Financial Report Adam Sefchick, CFO FY25 Results 12 months ended 04/30/2025 (in thousands) 10/01/2025

FY2025 Revenue 13 PROFESSIONAL SERVICES $ 38,267 AIRCRAFT MODS $ 29,587 SPECIAL MISSION ELEC. $ 12,737 AIRCRAFT AVIONICS $ 3,377 Aircraft Mods (AVCON) 35% Special Mission Electronics (TEMPE) 15% Aircraft Avionics (BAI) 4% Professional Services 46% (in thousands) 10/01/2025

Comparison of Revenue 14 FY 2024 $78,376,000 FY 2023 $75,182,000 Professional Services 51% Tempe 14% Avcon 35%Professional Services 46% Tempe 15% Avcon 39% *Note: Avcon Includes Butler Avionics10/01/2025 Professional Services 49% Tempe 15% Avcon 35% FY 2025 $83,968,000

Avcon Industries, Inc. Aircraft Modifications 1510/01/2025

Avcon Industries, Inc. Aircraft Modifications – What We Do 16 Structural Modifications Electrical Systems Integration Engineering – Design/Aero/Structural/Electrical Supplemental Type Certificate Approvals (STC)/Parts Manufacturing Authority (PMA) Manufacturing - Fabrication 10/01/2025

Avcon Industries, Inc. Aircraft Modifications – Product / Service Uses 17 Special Mission Mods Design Engineering Manufacturing & Installation •Search and Rescue (SAR) •Fire Detection / Monitoring •Maritime Surveillance & Patrol •Aerial Mapping •Police & Homeland Security Missions •Coastal / Erosion Research •Environmental / Atmospheric Research •Disaster Relief Control •Oil Spill Detection •SIGINT Capabilities •Electronic Functionality & Countermeasures •Protection Systems Avcon Industries has developed FAA/EASA/DGAC/CAA approved solutions that support: 10/01/2025

FY 2023 - 2025Aircraft Modifications 18

2025 Q1-Q4Aircraft Modifications 19

Avcon Industries, Inc. Opportunities / Risks 20 • Special Mission Large Aircraft – Pod / Integration Opportunities • New Airframes – Risk: • Time / FAA STC Involvement • Action: Enhanced Program Management • Backlog - Supply of Work with Strong Backlog – Risk: • Technical Staff - Hourly Technicians • Production Efficiencies with Expansion • Action: • Engaged Recruiting Specialists • Increased Inventory/Stock • Kits (Rails, Pods, Hardpoints) Sales/Revenue – Field Installations • Transmissive Pods • Power/Generator Upgrades • External Stores/Hard Points – Risk: • Foreign on-site Support • Action: • Designate Avcon Team Members to Support • Focus on Qualified Facilities • Fire Extinguisher Kits Sales/Revenue – Regulatory Driven 12/31/25 Deadline in Europe – Risk: • Regulators provide Relief from Deadline 10/01/2025

Avcon Industries, Inc. King Air Cargo Door Update 21 • King Air Model B300 Candidate Airplanes • Most-Requested Product: – King Air Market – 2,000 Airplane Opportunity • Status: – FAA STC Planned December 2025 – 3 Planned Completions in house • Aircraft Mod #2 and #3 Committed • Kit Installation Facilities being Reviewed • Results: – Starting FY 2026 Q3-Q4 • 2 Mods Scheduled “In-house” • Sale of Company King Air (modified) 10/01/2025

Butler National Corporation – Tempe Special Mission Electronics – Gun Controls 2210/01/2025

23 • Gun Control Units • Systems Control / Logic • Simulation Equipment • Test Equipment • Highly Specialized Cabling • COTS Manufacturing Butler National Corporation - Tempe Special Mission Electronics – Products – What We Do 10/01/2025

Butler National Corporation - Tempe

2025 Revenue – $12.74 MM | 2024 Revenue - $11.95 MM



Quarterly Revenue (Millions $)
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$3.02 MM
$1.92 MM
$3.72 MM
$2.97 MM
$2.39 MM
$2.81 MM
$3.61 MM
$4.25 MM
FY 24 Q1
FY 24 Q2
FY 24 Q3
FY 24 Q4
FY25 Q1
FY25 Q2
FY25 Q3
FY25 Q4

10/01/2025 24

Tempe GCU Quantity FY 2025 vs FY 2026 (Forecast) - 20 40 60 80 100 120 140 160 May June July Aug Sept Oct Nov Dec Jan Feb Mar April GCU Quantity FY 2025 GCU Quantity FY 2026

• Increased Orders and Reduction of Production Backlog – 2025 Record Year – Orders Continue to be Received • Continue Product Deliveries Ahead of Schedule • New Orders for the M134 GCU – Risk: • Staffing – Technical Workers & Parts Lead Times • Customer Concentration • Action: • Engaged Recruiting Specialist & Recruiting Aggressively • Reorganized Existing Facility – Stocked additional Parts • Diversified with M134 “mini gun” Control Offering • Expanded GCU Offering – M134 “mini gun” Control Unit – New Variations of GCU Case Design, Environmentally Friendly – Risk: • Production Implementation • Action: • Planned Transition From Prototyping to Production • Trained Technicians Butler National Corporation - Tempe Opportunities / Risks 2610/01/2025

BNSC/BHCMC, LLC Boot Hill Casino & Resort • Management Services • Kansas State Owned Gaming • Gaming Management Contract with the Kansas Lottery through Dec. 2039 • Sports Wagering Management Contract with the Kansas Lottery through Sept. 2027 • Team Members: 230 2710/01/2025

Professional Services / Gaming Boot Hill Casino & Resort • Economic Factors • Discretionary Spending • Inclement Weather • Patrons feel at home and have fun at BHCR • Patron Attitude towards Future of Markets • Gas & Oil Prices • Grain & Cattle Prices • Competition 28 Key Economic Drivers for Business Segments 10/01/2025

Professional Services - Gaming FY 2025 FY 2024 Revenue Traditional Games (Slots and Tables) $27.9 $29.4 Revenue Sports Wagering 5.8 4.6 Casino Non-Gaming Revenue 4.6 4.6 Total Revenue 38.3 38.6 Long Term Debt (Gaming) 32.0 36.6 29 Total Long Term Debt Reduction of $4.6 Million in FY 2025 10/01/2025 (in millions)

• Identify Potential Casino Management Opportunities – Risks: • Financing for Potential Acquisitions • Action: Developing Banking Relationships • Stabilize Revenue and Increase Patron Count – Risks: • 2% State Revenue Share (Increase 12/15/24) • Mature Market, Declining Population and Increased Competition – Oklahoma and Wichita Gaming • Action: • Restaurant Renovation & Contracted Hotel Rooms • Player Development Momentum – New Leadership & Direction • Sports Wagering Revenue - Mobile – Risks: • Missouri Sports Wagering (Dec. 2025) and Kansas Legislative Actions • Action: • Government Affairs Work and Alternative Revenue Opportunities BHCMC/BNSC – Professional Services Opportunities/Risks 3010/01/2025

Annual Shareholder Meeting October 1, 2025 Business Segment Summary

FY2026 Business Segment Opportunities • Avcon – Commence Sale of King Air Model B300 Expanded Doors – New STC(s) for Larger Airplanes – Expansion of Special Mission System Integration Offerings • Tempe – Increased Production Capacity/Staffing to accommodate new orders – M134 Mini Gun Control Prospective Orders – Additional Legacy Gun Control Orders • Boot Hill Casino – Restaurant Renovation – Sports Book Growth to December 10/03/2023 32

Annual Shareholder Meeting October 1, 2025 Common Shareholder Questions

Butler National Shareholder Questions & Concerns Governance Changes 34 Common Question: What is the Board doing to improve overall corporate governance? – Nominating and Governance Committee Chaired by Mr. Daly, Largest Shareholder – Stock Ownership Guidelines for Directors and Officers – Lead Independent Director Established – Majority Voting Standards in Uncontested Elections to the Board – Termination of Existing Shareholder Rights Agreement – “Poison Pill” – Formalized Director Retirement Policy (Age 75) 10/01/2025

Butler National Shareholder Questions & Concerns Trading / Stock 35 Common Question: Why does Butler National not uplist to a larger exchange? – Uplisting Considerations – NASDAQ standards for Goal – Many of the Requirements are Satisfied with Board Changes – Governance Points – Board Compliant; Committees Nearly Compliant – Stock Price Requirement • Adverse Feedback about Reverse Split • Standard $4 - Minimum $2 per share plus other requirements 10/01/2025

Butler National Shareholder Questions & Concerns Capital Allocation – Share Buy Back 36 Common Question: What is the Corporation doing with its generated cash? • Management is directed to aggressively buy-back Butler Common Stock and reduce outstanding shares – Since 4/30/2025 – Buy back of approximately 2.9 million shares through private transactions (Over 400,000 shares since 9/15) – Priority: Buy-back continues to be important funds use ($5 MM authorized) – Tax Consequences of Dividend Favor Stock Buyback – No 401(k) Stock Match Dilution in 2024 or 2025 10/01/2025

Butler National Shareholder Questions & Concerns Professional Services – Gaming 37 Common Question: Are you going to spin-off or sell the management rights and Boot Hill Casino Property? • Casino Management continues to be productive – Management Fees/Revenue Share with State provides positive cash flow – Foundation for cash for stock repurchases, potential acquisitions, capital expenditures for Aircraft Modification growth – Significant interest rates deter premium value • Local Hotelier Agreement: – Best Western Glo Project Groundbreaking – FY2027 Completion – Discounted Rooms to Drive Additional Play – No CapEx • Sports Wagering: – Legislative Budget Proviso Prevents Lottery Contract Renewal at this time 10/01/2025

Butler National Shareholder Questions & Concerns Organic v. Acquisition Growth 38 Common Question: Why is there a focus on organic growth versus acquisitions? • Aircraft Modifications provide the path for Short-Term Growth • Organic Growth Opportunities Continue to Increase – Production Efficiencies Being Gained (Expansion of Mod Installations) – Opportunity to Control More Parts Fabrication (Expand Fabrication) – Strategic Investment in FAA STC approvals • Continue Reviewing Select Acquisition Opportunities – Premium Priced Opportunities – Significant Competition for Deals – Many Businesses Losing Historic Knowledge – Must be Extremely Attractive Aviation Business to be a “fit” – Expand Production bandwidth – Complementary Products/Services (i.e. composites, engineering) 10/01/2025

Butler National Shareholder Questions & Concerns Capital Expenditure/Investment 39 Common Question: What are the top FY 2026 CapEx items? • STC Development – Large Airplane STC (Pod) – Cessna Caravan Underwing Hardpoints • Casino Enhancements – Restaurant Renovation – Administration Building Exchange for New Adjacent Building – Air Conditioning/Building Maintenance • King Air Acquisition – For Resale and Special Mission Mods (Only if a good opportunity arises) 10/01/2025

Common Question: When is Butler going to Re-establish a Quarterly Earnings Call? • Conference Call Mid-December Following Filing of Second Quarter Results – Press Release with FY 2026 – Second Quarter (ended Oct. 31, 2025) Results – Planned Call – Mid-December – Financial Discussion and Q & A – Solicit Questions by E-mail for Management Answers on Call 40 Butler National Shareholder Questions & Feedback Earnings Calls 10/01/2025

Butler National Corporation Annual Shareholder Meeting October 1, 2025 Questions?

Butler National Corporation Annual Shareholder Meeting October 1, 2025 Thank you for your interest in Butler National.